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                                                                    Exhibit 10.6

                           COLLATERAL ACCESS AGREEMENT

          COLLATERAL ACCESS AGREEMENT (the "Agreement"), dated as of May 1, 2006, by and among Citicorp, USA, Inc. as administrative agent (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent") for the Credit Agreement Lenders (as defined below), The Bank of New York Trust Company, N.A., as trustee under the Collateral Trust Agreement (in such capacity and together with its successors and assigns in such capacity, the "Collateral Trustee") and Wilmington Trust Company, as trustee under the Indenture (in such capacity and together with its successors and assigns in such capacity, the "Indenture Trustee"). Terms used herein but not otherwise defined herein shall have the meaning given them in the Credit Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WCI Steel Acquisition, Inc. (the "Company"), the lenders and issuers party thereto and the Administrative Agent, the lenders and the issuers thereto have severally agreed to make extensions of credit to the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, the Company, as grantor, the other grantors party thereto from time to time and the Administrative Agent are parties to that certain Pledge and Security Agreement, dated as of May 1, 2006 (the "Security Agreement");

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          1. DEFINED TERMS.

          "Credit Agreement Collateral" has the meaning given to it in the Security Agreement.

          "Credit Agreement Lenders" means the lenders and Issuers under the Credit Agreement.

          "Indenture Collateral" has the meaning given to it in the Security Agreement.

          "Indenture Collateral Secured Parties" means the Collateral Trustee and Indenture Trustee.

          "Secured Parties" means the Administrative Agent, the Collateral Trustee and the Indenture Trustee.

          2. NOTICES OF DEFAULT, FORECLOSURE ETC.

          (a) Each Indenture Collateral Secured Party agrees to use its reasonable efforts to furnish to the Administrative Agent (at the same time it is sent to Company or any other Loan Party) a copy of each notice of foreclosure as such Indenture Collateral Secured Party giving the notice shall send to the Company or any other Loan Party.

          (b) Each Indenture Collateral Secured Party agrees that, not less than 10 days prior to the exercise of any of its foreclosure and collection rights or remedies with respect to any of its respective Indenture Collateral, it shall give the Administrative Agent written notice thereof; provided, however, that

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the failure to give such notice shall not affect the validity of this Agreement or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. The receipt of such notice shall not give the recipient any obligation to cure any default.

          3. ACCESS TO PREMISES.

          Subject to the provisions in Section 5:

          (a) In the event that either of the Indenture Collateral Secured Parties shall acquire title to, or possession and control of, any of the Indenture Collateral, whether through foreclosure, deed in lieu, or otherwise, such Indenture Collateral Secured Party agrees that if an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and, as a result, the Administrative Agent undertakes to enforce its rights in the Credit Agreement Collateral under the Credit Agreement and the Security Agreement, such Indenture Collateral Secured Party will cooperate with the Administrative Agent in its efforts to assemble all of the Credit Agreement Collateral located on or in such Indenture Collateral and will permit the Administrative Agent (at the sole cost, reasonable expense and liability of the Administrative Agent, including, without limitation, any current rent payable to lessors of leased Indenture Collateral used or occupied by the Administrative Agent) to enter any real property that is Indenture Collateral and use the Indenture Collateral, to the extent necessary to complete the manufacture of inventory constituting Credit Agreement Collateral, collect proceeds constituting Credit Agreement Collateral and repossess, remove, sell or otherwise dispose of Credit Agreement Collateral within a reasonable time not to exceed 45 days after delivery by such Indenture Collateral Secured Party of notice to the Administrative Agent that it has located a bona fide purchaser for all or any portion of the Indenture Collateral.

          (b) If any injunction or stay is issued (including an automatic stay due to a bankruptcy proceeding) that prohibits the Administrative Agent from entering the premises, using the Indenture Collateral or removing the Credit Agreement Collateral, commencement of the 45-day period described in Section 3(a) above shall be deferred until such injunction or stay is lifted or removed.

          (c) Following the expiration of the period described in Section 3(a) above, the Administrative Agent may, at its option, continue to occupy or use the Indenture Collateral for up to an additional 15 days; provided, however, that such continued occupancy or use shall not delay the proposed closing date for such sale, subject to the purchaser agreeing to allow the Administrative Agent to continue to occupy or use the Indenture Collateral as aforesaid until the expiration of such period on terms which shall be mutually and reasonably acceptable to such purchaser, such Indenture Collateral Secured Party and the Administrative Agent.


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          4. TERM. This Agreement shall remain in full force and effect until all of the obligations secured by the Indenture Collateral shall have been paid in full or all of the obligations secured by the Credit Agreement Collateral shall have been paid in full and commitments of Credit Agreement Lenders pursuant to the Credit Agreement shall have been terminated. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such secured obligations is rescinded or must otherwise be returned by any Secured Party or Credit Agreement Lender upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made. This is a continuing agreement and Credit Agreement Lenders may continue to extend credit or other financial accommodations and loan monies to or for the benefit of the Company, on the faith hereof, under the Credit Agreement or otherwise, without notice to Indenture Collateral Secured Parties.

          5. RESERVATION OF SECURITY INTERESTS AS AGAINST THIRD PARTIES. Nothing contained in this Agreement is intended to affect or limit in any way the security interests and/or liens each of the Secured Parties has in or on any or all of the property and assets of any Loan Party or third party, whether tangible or intangible, insofar as any Loan Party and third parties are concerned. The Secured Parties specifically reserve all respective security interests and/or liens and rights to assert such security interests and/or liens as against the Loan Parties and third parties.

          6. INCONSISTENT PROVISIONS. If any provision of this Agreement shall be inconsistent with, or contrary to, any provisions in the Indenture, the Collateral Trust Agreement, the Security Agreement or the Intercreditor Agreement or any other instrument or agreement delivered in connection with the transactions contemplated thereby, the applicable provision in this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

          7. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          8. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopy and shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telecopy notice, when transmitted, transmission confirmed, addressed to the parties hereto at their respective addresses set forth with their signatures hereto or to such other address as may be hereafter notified by the respective parties hereto. Each party hereto further agrees that any notice hereunder may be given on behalf of such party by legal counsel to such party.

          9. NO THIRD PARTY BENEFICIARIES. All undertakings, agreements, representations and warranties contained in this Agreement are solely for the benefit of the Secured Parties and there are no other parties (including, without limitation, the Loan Parties) who are intended to be benefited in any way by this Agreement. The existence of this Agreement shall not commit or obligate any Secured Party to make loans or extend credit to the Loan Parties.

          10. SUCCESSORS AND ASSIGNS; TRANSFER OF RIGHTS.

          (a) This Agreement shall be binding upon and shall inure to the benefit of each Secured Party and its respective successors and assigns.


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          (b) Each Indenture Collateral Secured Party agrees that if such
Secured Party transfers its rights and interests under the Indenture, the Collateral Trust Agreement or the Intercreditor Agreement (as applicable), or any portion thereof, it will, prior to the closing of such transfer, provide the transferee with a copy of this Agreement and each transferee of any such rights and interests shall take such rights and interests or part thereof subject to the provisions of this Agreement and to any notice given or other action taken hereunder prior to the receipt by the Administrative Agent of notice of such transfer.

          (c) Promptly after the closing of any transfer of any such rights and interests held by it, each Indenture Collateral Secured Party shall notify the Administrative Agent of such transfer and the Administrative Agent shall be entitled to assume conclusively that no Secured Party has transferred any rights and interests under the Indenture, the Collateral Trust Agreement or the Intercreditor Agreement Credit Agreement unless and until such notice is received.

          11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

          12. WAIVERS AND AMENDMENTS.

          (a) Subject to the requirements of this Agreement, each Secured Party may exchange, sell, release, surrender or otherwise deal with any or all of its Collateral, all without in any way compromising or affecting this Agreement.

          (b) All modifications, amendments and waivers of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

          13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns.

          14. CONSENT TO JURISDICTION. The parties hereto hereby consent to the exclusive jurisdiction of any State or Federal Court located within New York County, State of New York, and irrevocably agree that, subject to the Indenture Collateral Secured Parties' or the Administrative Agent's election, all actions or proceedings relating to this agreement shall be litigated in such courts. Each party hereto accepts for and in connection with its properties, generally and unconditionally, in any such actions or proceedings the exclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, with any judgment subject to rights of appeal in the jurisdictions set forth above.

          15. JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

          16. AUTHORITY. Each of the parties represents and warrants to all other parties hereto that the execution, delivery and performance by or on behalf of such party to this Agreement has been duly authorized by all necessary action, corporate or otherwise, does not violate any provision of law, governmental regulation, or any agreement or instrument by which such party is bound, and requires no governmental or other consent that has not been obtained and is not in full force and effect.


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          17. HEADINGS. The section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          18. SPECIFIC PERFORMANCE. Each of the Administrative Agent and the Indenture Collateral Secured Parties may demand specific performance of this Agreement. Each of the Administrative Agent and the Indenture Collateral Secured Parties hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Indenture Collateral Secured Parties or the Administrative Agent, respectively.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                              CITICORP, USA, INC.,
                              as Administrative Agent


                              By: /s/ David Jaffe
                                  ----------------------------------------------
                              Name: David Jaffe
                              Title: Director/Vice President

                              ADDRESS FOR NOTICES:

                              CITICORP USA, INC.
                              388 Greenwich Street, 20th Floor
                              New York, New York 10013
                              Attention: Christopher Dunlop
                              Telecopy no: (212) 816-2613
                              E-Mail Address: christopher.dunlop@citigroup.com

                              with a copy to:

                              WEIL, GOTSHAL & MANGES LLP
                              767 Fifth Avenue,
                              New York, New York 10153-0119
                              Attention: Douglas R. Urquhart, Esq.
                              Telecopy no: (212) 310-8007
                              E-Mail Address: douglas.urquhart@weil.com

                 [Signature Page to Collateral Access Agreement]

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                              THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                              as Collateral Trustee


                              By: /s/ Peter M. Murphy
                                  ----------------------------------------------
                              Name: Peter M. Muprhy
                              Title: Vice President

                              ADDRESS FOR NOTICES:

                              The Bank of New York Trust Company, N.A.
                              222 Berkeley Street, 2nd Floor
                              Boston, MA 02116
                              Attn: Peter Murphy

                 [Signature Page to Collateral Access Agreement]

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                              WILMINGTON TRUST COMPANY,
                              as Indenture Trustee


                              By: /s/ Steven Cimalore
                                  ----------------------------------------------
                              Name: Steven Cimalore
                              Title: Vice President

                              Address for Notices:

                              Wilmington Trust Company
                              Rodney Square North
                              1100 Market Street
                              Wilmington, DE 19890
                              Attention: Corporate Trust Administrator
                              Telephone: (302) 636-6436
                              Fax: (302) 636-4145

                 [Signature Page to Collateral Access Agreement]

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                              WCI STEEL ACQUISITION, INC.


                              By: /s/ Cynthia Bezik
                                  ----------------------------------------------
                              Name: Cynthia Bezik
                              Title: President

                              Address for Notices:

                              WCI Steel Acquisition, Inc.
                              1040 Pine Avenue
                              Warren, OH 44483
                              Attn: Cynthia Bezik
                              Telecopy No.: (330) 841-8387
                              E-Mail Address: cbbezik@wcisteel.com


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                              WCI STEEL METALLURGICAL SERVICES ACQUISITION, INC.


                              By: /s/ Cynthia Bezik
                                  ----------------------------------------------
                              Name: Cynthia Bezik
                              Title: President

                              Address for Notices:

                              WCI Steel Metallurgical Services Acquisition, Inc. 1040 Pine Avenue
                              Warren, OH 44483
                              Attn: Cynthia Bezik
                              Telecopy No.: (330) 841-8387
                              E-Mail Address: cbbezik@wcisteel.com


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                              WCI STEEL PRODUCTION CONTROL SERVICES
                              ACQUISITION, INC.


                              By: /s/ Cynthia Bezik
                                  ----------------------------------------------
                              Name: Cynthia Bezik
                              Title: President

                              Address for Notices:

                              WCI Steel Production Control Services
                              Acquisition, Inc.
                              1040 Pine Avenue
                              Warren, OH 44483
                              Attn: Cynthia Bezik
                              Telecopy No.: (330) 841-8387
                              E-Mail Address: cbbezik@wcisteel.com


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                              YOUNGSTOWN SINTER ACQUISITION COMPANY


                              By: /s/ Cynthia Bezik
                                  ----------------------------------------------
                              Name: Cynthia Bezik
                              Title: President

                              Address for Notices:

                              Youngstown Sinter Acquisition Company
                              1040 Pine Avenue
                              Warren, OH 44483
                              Attn: Cynthia Bezik
                              Telecopy No.: (330) 841-8387
                              E-Mail Address: cbbezik@wcisteel.com


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                              WCI STEEL SALES ACQUISITION, L.P.

                              By: WCI Steel Production Control Services
                                  Acquisition, Inc., its General Partner


                              By: /s/ Cynthia Bezik
                                  ----------------------------------------------
                              Name: Cynthia Bezik
                              Title: President

                              Address for Notices:

                              WCI Steel Sales Acquisition, L.P.
                              1040 Pine Avenue
                              Warren, OH 44483
                              Attn: Cynthia Bezik
                              Telecopy No.: (330) 841-8387
                              E-Mail Address: cbbezik@wcisteel.com


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